UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  December 12, 2013

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 12, 2013, Constellation Energy Partners LLC (the “Company”) issued a press release announcing that the trial in the PostRock Litigation, which was originally scheduled for December 16 through December 18, 2013, has been rescheduled to January 13 through January 15, 2014, in Wilmington, Delaware.

A copy of the press release is furnished and attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1

Exhibit Number		Description

99.1		Press Release dated December 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: December 12, 2013	By:	/s/ Charles C. Ward
Charles C. Ward Chief Financial Officer and Treasurer

EXHIBIT INDEX

1

Exhibit Number	Description

99.1	Press Release dated December 12, 2013.

Exhibit 99.1

                                      News Release

Investor Contact:Charles C. Ward

(877) 847-0009

Constellation Energy Partners Reports
New Trial Dates in the PostRock Litigation

HOUSTON--(BUSINESS WIRE)--Dec. 12, 2013--Constellation Energy Partners LLC (NYSE MKT: CEP) today announced that the trial in the PostRock Litigation, which was originally scheduled for Dec. 16 through Dec. 18, 2013, has been rescheduled to Jan. 13 through Jan. 15, 2014 in Wilmington, Delaware.

Additional information concerning the PostRock Litigation can be found in the company’s filings with the Securities and Exchange Commission and on the company’s Web site (http://www.constellationenergypartners.com).

About Constellation Energy Partners LLC

Constellation Energy Partners LLC (“CEP”) is a limited liability company focused on the acquisition, development and production of oil and natural gas properties, as well as related midstream assets.  The company’s proved reserves are located in the Cherokee Basin in Oklahoma and Kansas, the Woodford Shale in the Arkoma Basin in Oklahoma, the Central Kansas Uplift in Kansas, and in Texas and Louisiana.

Forward-Looking Statements

This news release contains statements that are considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  These forward-looking statements are largely based on the company’s expectations, which reflect estimates and assumptions made by the company’s management.  These estimates and assumptions reflect the company’s best judgment based on currently known market conditions and other factors.  Although the company believes such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the company’s control.  In addition, management's assumptions about future events may prove to be inaccurate.  Management cautions all readers that the forward-looking statements contained in this news release are not guarantees of future performance, and the reader cannot be assured that such statements will be realized or the forward-looking events and circumstances will occur.  Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the "Risk Factors" section of each company’s SEC filings and elsewhere in those filings.  All forward-looking statements speak only as of the date of this news release.  The company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise.  These cautionary statements qualify all forward-looking statements attributable to the companies or persons acting on the company’s behalf.